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                                 HIGHMARK FUNDS

                               Money Market Funds
                                  Equity Funds
                               Fixed Income Funds

                     Supplement dated September 1, 1998 to
        Fiduciary and Retail Shares Prospectuses dated November 30, 1997

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

    CAPITALIZED TERMS USED HEREIN HAVE THE SAME MEANING AS IN THE PROSPECTUS

     Effective September 1, 1998, the investment management unit at Union Bank of California, N.A., investment advisor to HighMark, has been reorganized into a subsidiary of UnionBanCal Corporation, the holding company of the advisor. The new entity, which is called HighMark Capital Management, Inc., is a California corporation registered under the Investment Adviser's Act of 1940.

     The information under "SERVICE ARRANGEMENTS -- The Advisor" in each Prospectus is hereby amended as follows:

     Effective September 1, 1998, the investment management unit at Union Bank of California, N.A., investment advisor to HighMark, has been reorganized into a subsidiary of UnionBanCal Corporation, holding company of the advisor. The new entity, which is called HighMark Capital Management, Inc., is a California corporation registered under the Investment Adviser's Act of 1940.

     HighMark Capital Management, Inc., now serves as the Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Funds' records relating to such purchases and sales. All references to Pacific Alliance in this prospectus shall be deemed to refer to HighMark Capital Management, Inc.

HMFR-998